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                                                                    EXHIBIT 99.1

      CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the report on Form 10-Q SB of Wilshire Technologies, Inc. (the "Company") for the quarterly period ended August 31, 2002 (the "Report"), the undersigned hereby certifies in his capacity as Chief Executive Officer of the Company, pursuant to 18 U.S.C. section 1350, that:

        1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

        2. the information contained in the Report fairly presents, in all material respects, the financial condition of the Company at the end of the period covered by the Report and the results of operations of the Company for such periods.

Dated:   October 14, 2002                          By: /s/ Kevin Mulvihill
                                                       ----------------
                                                         Kevin T. Mulvihill
                                                         Chief Executive Officer

In connection with the report on Form 10-Q SB of Wilshire Technologies, Inc. (the "Company") for the quarterly period ended August 31, 2002 (the "Report"), the undersigned hereby certifies in her capacity as Chief Executive Officer of the Company, pursuant to 18 U.S.C. section 1350 that:

        3. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

        4. the information contained in the Report fairly presents, in all material respects, the financial condition of the Company at the end of the period covered by the Report and the results of operations of the Company for such periods.

Dated:   October 14, 2002                          By:  /s/ Kathleen Terry
                                                        ------------------------
                                                         Kathleen E. Terry
                                                         Chief Financial Officer